                                                                    EXHIBIT  11

                                   AMRE, INC.

               COMPUTATION OF WEIGHTED AVERAGE SHARES OUTSTANDING

                                 (IN THOUSANDS)


                                                                          QUARTER ENDED
                                                                ------------------------------------
                                                                SEPTEMBER 29,             OCTOBER 1,
                                                                     1996                   1995
                                                                -------------             ----------
Common Stock outstanding  . . . . . . . . . . . .                    20,059                  17,146
Common Stock equivalents  . . . . . . . . . . . .                     --                      --
                                                                  ---------               ---------
Weighted average number of shares outstanding . .                    20,059                  17,146
                                                                  =========               =========


                                                                      NINE-MONTH PERIODS ENDED
                                                                 -----------------------------------
                                                                 SEPTEMBER 29,            OCTOBER 1,
                                                                     1996                   1995
                                                                 -------------            ----------
Common Stock outstanding  . . . . . . . . . . . .                    19,128                  17,128
Common Stock equivalents  . . . . . . . . . . . .                     --                      --
                                                                  ---------               ---------
Weighted average number of shares outstanding . .                    19,128                  17,128
                                                                  =========               =========